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Investment Grade Municipal Income Fund Inc.


Annual Report


September 30, 2002

Investment Grade Municipal Income Fund Inc.


November 14, 2002


DEAR SHAREHOLDER,

We present you with the annual report for Investment Grade Municipal Income Fund Inc. for the fiscal year ended September 30, 2002.

AN INTERVIEW WITH PORTFOLIO MANAGER WILLIAM VERONDA

Q: HOW DID THE FUND PERFORM DURING THE PERIOD RELATIVE TO ITS PEERS?

A: For the fiscal year ended September 30, 2002, the Fund's net asset value grew
   8.21% and its market price increased 7.96%, underperforming its competitors as measured by the Lipper General Municipal Debt Fund (Leveraged) Median. The Lipper Median's net asset value and market price rose 10.58% and 12.75%, respectively. The Fund's shorter average duration compared to its peers was the primary contributor to its underperformance versus the benchmark. (For more on the Fund's performance, refer to "Performance At A Glance" on page 4.)

Q: COULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE PERIOD?

A: The reporting period began shortly after the September 11 terrorist attacks.
   At that time, prospects for a rapid economic recovery were unlikely. However, the Federal Reserve Board (the "Fed") moved quickly to stabilize the economy and add liquidity to the financial system. All told, from October 2001 through December 2001, the Fed cut the Fed Funds rate (the rate U.S. banks charge each other for overnight loans) three times, down to 1.75%--its lowest level in several decades. Following a quick renewal in consumer spending, gross domestic product (GDP) rose a surprising 2.7% during the fourth quarter of 2001. As increasing signs of economic growth emerged during the first quarter of 2002, the Fed shifted its bias from one of easing to combat economic weakness, to one of neutrality. The change in policy appeared warranted, as the GDP ultimately accelerated to a 5.0% growth rate during this period. However, the uptick proved short-lived. Ongoing threats of terrorism, turmoil in the Middle East, anemic corporate spending, waning consumer confidence in light of the stock market's decline, and corporate accounting scandals all took their toll. The end result: second quarter 2002 GDP growth was a less-


INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
INVESTMENT GOAL:
High level of current income exempt from federal income tax, consistent with preservation of capital.

PORTFOLIO MANAGER:
William Veronda,
UBS Global Asset Management (US) Inc.

COMMENCEMENT:
November 6, 1992

NYSE SYMBOL:
PPM

DIVIDEND PAYMENTS:
Monthly


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UBS Global Asset Management                                                    1

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Investment Grade Municipal Income Fund Inc.


   than-expected 1.3%. Although the third quarter figure came in at 4.0%, as of this writing investors were already focusing on fourth quarter GDP, since it may be an indicator as to whether a sustainable economic recovery is likely.

Q: HOW DID THE BOND MARKET PERFORM DURING THE ONE-YEAR PERIOD?

A: Given the uncertainties regarding the economy, the weak stock market, and geopolitical concerns, the bond market rallied sharply during the period. Investors were drawn to the relative safety and strong performance offered by fixed income securities in general, and the municipal market participated in this upswing.

Q: WHILE THE FUND GENERATED STRONG ABSOLUTE RETURNS, IT LAGGED ITS BENCHMARK
   DURING THE PERIOD. WHAT WAS THE PRIMARY REASON FOR THE FUND'S RELATIVE UNDERPERFORMANCE?

A: To some extent, our goal of limiting the Fund's capital gains adversely affected its results during the period. Based on the municipal market's strong performance in recent years, nearly every security in the portfolio has risen in price. In an effort to limit locking in capital gains, we've tended to hold on to our positions. Consequently, many of the bonds in the Fund's portfolio have "aged" to the point where they have short maturities. With a shorter duration than the benchmark, the Fund underperformed its peers in the falling interest rate environment.

Q: HOW ARE YOU CURRENTLY POSITIONING THE FUND'S PORTFOLIO?

A: We are continuing to selectively focus on bonds that have longer durations, typically those with maturities that more accurately reflect the municipal market as a whole. This positioning has increased the Fund's flexibility to purchase what we believe are attractively structured and priced municipal securities. In particular, we're focusing on bonds with maturities in the 15- to 20-year range, as we believe these issues offer a "sweet spot" in terms of their risk/reward characteristics: while we give up a little bit of yield versus 30-year issues, 15- to 20-year bonds are less volatile than their longer-term counterparts.

Q: TO ILLUSTRATE YOUR INVESTMENT STRATEGY, PLEASE DESCRIBE SOME HOLDINGS THAT
   YOU BOUGHT OR SOLD DURING THIS REPORTING PERIOD?

A: We purchased a block of bonds from the Triborough Bridge and Tunnel Authority of New York that matures in 2022 and provides an attractive 5% coupon. These types of issues tend to have a high degree of stability. We sold out of our position in a small college in California, since it no longer lived up to our expectations. In particular, we were concerned over its deteriorating credit quality due to declining enrollments at the college.



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Investment Grade Municipal Income Fund Inc.


Q: WERE THERE ANY SECTORS OF THE MARKET THAT YOU FOCUSED ON?

A: The Fund's portfolio tends to be highly diversified. When an overweight of a particular sector occurs, it is due to the fact that we view it as being highly attractive.

Q: LASTLY, WHAT IS YOUR SHORT-TERM AND LONG-TERM OUTLOOK FOR THE MARKET?

A: We believe a modest economic expansion will take hold and that a double-dip recession--while possible--is unlikely. Given a subdued growth rate, we feel that interest rates will remain in a trading range--a change from the falling rate environment we've seen in the past few years. As such, we anticipate continuing our strategy of emphasizing longer-term securities at attractive points on the yield curve. We will also continue to stress credit quality in the portfolio to avoid any "contagion" from weakness in the corporate bond markets.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,* please contact your financial advisor or visit us at www.ubs.com. Sincerely,



/s/ Brian M. Storms
---------------------
Brian M. Storms
PRESIDENT
Investment Grade Municipal Income Fund Inc.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
UBS Global Asset Management (US) Inc.


/s/ William Veronda
---------------------
William Veronda
PORTFOLIO MANAGER
Investment Grade Municipal Income Fund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for the fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.




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UBS Global Asset Management                                                    3

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Investment Grade Municipal Income Fund Inc.


PEFORMANCE AT A GLANCE

AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/02
NET ASSET VALUE RETURNS             FUND                  LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                            7.73%                      11.09%
--------------------------------------------------------------------------------
1 Year                              8.21                       10.58
--------------------------------------------------------------------------------
3 Years                             7.19                        9.87
--------------------------------------------------------------------------------
5 Years                             5.61                        6.69
--------------------------------------------------------------------------------
Inception (11/6/92)*                6.93                        7.44
--------------------------------------------------------------------------------

MARKET PRICE RETURNS                FUND                  LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                            7.25%                      12.39%
--------------------------------------------------------------------------------
1 Year                              7.96                       12.75
--------------------------------------------------------------------------------
3 Years                            11.34                       11.05
--------------------------------------------------------------------------------
5 Years                             7.41                        6.27
--------------------------------------------------------------------------------
Inception (11/6/92)*                7.07                        7.05
--------------------------------------------------------------------------------

* Inception returns for the Lipper General Municipal Debt Funds (Leveraged) Median are shown as of nearest month-end of the Fund's inception: October 31, 1992.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. NAV and market returns for periods of one year or less have not been annualized.

   Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.


SHARE PRICE, DIVIDEND AND YIELDS AS OF 9/30/02
--------------------------------------------------------------------------------
Market Price                                 $15.60
--------------------------------------------------------------------------------
Net Asset Value (per share applicable
   to common shareholders)                   $16.46
--------------------------------------------------------------------------------
12-month Net Investment Income
   Dividend (ended 9/30/02)                  $0.930
--------------------------------------------------------------------------------
September 2002 Dividend                      $0.080
--------------------------------------------------------------------------------
Market Yield**                               6.15%
--------------------------------------------------------------------------------
NAV Yield**                                  5.83%
--------------------------------------------------------------------------------
IPO Yield**                                  6.40%
--------------------------------------------------------------------------------

** Market yield is calculated by multiplying the September dividend by 12 and by dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and by dividing by the month-end net asset value. IPO yield is calculated by multiplying the September dividend by 12 and dividing by the intial public offering price. Prices and yields will vary.




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Investment Grade Municipal Income Fund Inc.


PORTFOLIO STATISTICS

CHARACTERISTICS(1)         9/30/02                3/31/02              9/30/01
--------------------------------------------------------------------------------
Net Assets Applicable to
  Common Shareholders (mm)  70.5                 $162.9               $167.3
--------------------------------------------------------------------------------
Weighted Average Maturity*  13.7 yrs               14.1 yrs             14.1 yrs
--------------------------------------------------------------------------------
Weighted Average Duration*   4.7 yrs                4.8 yrs              3.8 yrs
--------------------------------------------------------------------------------
Weighted Average Coupon*     5.8%                   6.0%                 6.1%
--------------------------------------------------------------------------------
AMT Paper**                    0%                     0%                   0%
--------------------------------------------------------------------------------
Leverage**                  31.3%                  32.7%                31.7%
--------------------------------------------------------------------------------
Callable/Maturing within
  Five Years*               19.1%                  15.6%                22.8%
--------------------------------------------------------------------------------
Callable/Maturing beyond
  Five Years*               80.9%                  84.4%                77.2%
--------------------------------------------------------------------------------

CREDIT QUALITY***          9/30/02                3/31/02              9/30/01
--------------------------------------------------------------------------------
AAA/Aaa                     66.6%                  72.0%                64.5%
--------------------------------------------------------------------------------
AA/Aa                       30.2                   33.6                 36.2
--------------------------------------------------------------------------------
A/A                         12.5                   13.6                 12.2
--------------------------------------------------------------------------------
BBB/Baa                     14.4                   13.6                 12.5
--------------------------------------------------------------------------------
BB/Ba                        0.4                    0.6                  0.0
--------------------------------------------------------------------------------
SP-1/MIG-1                   7.1                    1.0                  1.0
--------------------------------------------------------------------------------
A1/P1                        4.3                    0.1                  3.9
--------------------------------------------------------------------------------
Nonrated                    12.4                   13.0                 13.0
--------------------------------------------------------------------------------
Liabilities in Excess of
  Cash and Other Assets     (1.0)                   1.6                 (0.5)
--------------------------------------------------------------------------------
Liquidation Value of
Auction Preferred Shares   (46.9)                 (49.1)               (47.8)
--------------------------------------------------------------------------------
TOTAL                      100.0%   TOTAL         100.0%   TOTAL       100.0%
--------------------------------------------------------------------------------

TOP TEN STATES***          9/30/02                3/31/02              9/30/01
--------------------------------------------------------------------------------
Texas                       30.1%   Texas          30.2%   Texas        32.8%
--------------------------------------------------------------------------------
Illinois                    19.5    Indiana        15.1    Illinois     14.0
--------------------------------------------------------------------------------
Indiana                     11.3    Illinois       14.0    Indiana      13.7
--------------------------------------------------------------------------------
New York                     7.2    New York        9.9    New York     13.2
--------------------------------------------------------------------------------
California                   6.1    Washington      6.6    Wisconsin     7.4
--------------------------------------------------------------------------------
North Carolina               5.7    California      5.9    Virginia      6.3
--------------------------------------------------------------------------------
Colorado                     5.4    North Carolina  5.6    Pennsylvania  6.1
--------------------------------------------------------------------------------
Connecticut                  5.2    Colorado        5.4    California    6.0
--------------------------------------------------------------------------------
Washington                   4.8    Connecticut     5.4    Colorado      5.4
--------------------------------------------------------------------------------
Pennsylvania                 4.7    Kentucky        4.9    Connecticut   5.4
--------------------------------------------------------------------------------
TOTAL                      100.0%   TOTAL         103.0%   TOTAL       110.3%
--------------------------------------------------------------------------------

TOP FIVE SECTORS***        9/30/02                3/31/02              9/30/01
--------------------------------------------------------------------------------
Lease                       19.7%   Water          20.4%   Water        24.9%
--------------------------------------------------------------------------------
Hospital                    19.5    Lease          20.2    Hospital     20.2
--------------------------------------------------------------------------------
Power                       14.2    Power          14.6    Power        19.1
--------------------------------------------------------------------------------
Water                       11.7    Hospital       14.6    Lease        16.6
--------------------------------------------------------------------------------
Housing                      8.4    Housing         9.4    Housing       9.3
--------------------------------------------------------------------------------
TOTAL                       73.5%   TOTAL          79.2%   TOTAL        90.1%
--------------------------------------------------------------------------------

  * Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
 ** As a percentage of total assets as of the dates indicated.
*** As a percentage of net assets applicable to common shareholders as of the dates indicated.


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UBS Global Asset Management                                                    5

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- September 30, 2002

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--135.82%
--------------------------------------------------------------------------------------------
ALABAMA--3.65%
 $4,600  Jefferson-County Sewer
           Revenue-Series A
           (FGIC Insured)              Aaa        AAA       02/01/27    5.375%   $ 4,751,156
--------------------------------------------------------------------------------------------
  1,500  Phenix City Industrial
           Development Board
           Environmental Improvement
           Revenue-Series B
           (Meadwest Vaco Insured)     Baa2       BBB       05/15/30    6.100      1,476,255
--------------------------------------------------------------------------------------------
                                                                                   6,227,411
--------------------------------------------------------------------------------------------
ARIZONA--0.66%
  1,000  Scottsdale Municipal Property
           Corp. Excise Tax
           Revenue (a)                 Aa1        AA+       07/01/06    5.500      1,118,210
--------------------------------------------------------------------------------------------
ARKANSAS--1.12%
  1,855  Little Rock Capital
           Improvement Revenue
           Parks & Recreation
           Projects-Series A           NR         NR        01/01/18    5.700      1,915,250
--------------------------------------------------------------------------------------------
CALIFORNIA--6.05%
    980  California Educational
           Facilities Authority
           L.A. College of
           Chiropractic Medicine       Ba1        NR        11/01/17    5.600        904,795
--------------------------------------------------------------------------------------------
  3,000  California Statewide
           Communities Development
           Authority Irvine Apartment
           Communities-Series A-3      Baa2       BBB       05/15/25+   5.100      3,219,960
--------------------------------------------------------------------------------------------
  2,150  Fontana Redevelopment
           Agency Tax Allocation
           Jurupa Hills Redevelopment
           Project A                   NR         BBB  +    10/01/17    5.500      2,307,057
--------------------------------------------------------------------------------------------
  3,500  Metropolitan Water District
           of Southern California
           Waterworks-Series A         Aaa        AAA       03/01/18    5.250      3,877,475
--------------------------------------------------------------------------------------------
                                                                                  10,309,287
--------------------------------------------------------------------------------------------
COLORADO--5.39%
  5,950  Arapahoe County Capital
           Improvement Trust Fund
           Highway Revenue
           (Pre-refunded with U.S.
           Government Securities
           to 08/31/05 @ 103)          Aaa        AAA       08/31/26    7.000      7,001,544
--------------------------------------------------------------------------------------------
  2,000  University of Colorado
           Participation Interests     NR         A-        12/01/13    6.000      2,180,260
--------------------------------------------------------------------------------------------
                                                                                   9,181,804
--------------------------------------------------------------------------------------------





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6                                                    UBS Global Asset Management

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- (continued)

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------------------
CONNECTICUT--5.19%
 $8,590  Connecticut Housing
           Finance Authority
           Housing Mortgage
           Finance Program-Series                           05/15/14 to 6.200 to
           A & B                       Aaa        AAA       11/15/23    6.750%   $ 8,856,212
--------------------------------------------------------------------------------------------
FLORIDA--1.74%
  2,540  First Governmental Financing
           Commission Revenue-
           Series B
           (AMBAC Insured)             Aaa        NR        07/01/15    5.500      2,975,864
--------------------------------------------------------------------------------------------
GEORGIA--0.30%
    500  Georgia Municipal Electric
           Authority Power
           Revenue-Series B            A2         A         01/01/16    6.375        512,975
--------------------------------------------------------------------------------------------
ILLINOIS--15.36%
  7,380  Chicago Gas Supply
           Revenue-People's Gas        Aa3        AA-       03/01/15    6.875      7,556,087
--------------------------------------------------------------------------------------------
  5,000  Chicago Parking District
           Parking Facility Revenue    Baa1       A         01/01/14    6.250      5,558,800
--------------------------------------------------------------------------------------------
  1,890  Illinois Toll & Highway
           Authority-Series A
           (Pre-refunded with U.S.
           Government Securities to
           01/01/03 @ 102)
           (FGIC Insured)              Aaa        AAA       01/01/16    6.200      1,950,272
--------------------------------------------------------------------------------------------
    250  Metropolitan Pier &
           Exposition Authority        Aa3        AA-       06/15/27    6.500        258,978
--------------------------------------------------------------------------------------------
  6,350  Metropolitan Pier &
           Exposition Authority
           (Pre-refunded with U.S.
           Government Securities
           to 06/15/03 @ 102)          Aaa        AAA       06/15/27    6.500      6,700,456
--------------------------------------------------------------------------------------------
  2,875  Metropolitan Pier &
           Exposition Authority-
           Series A
           (MBIA Insured)              Aaa        AAA       06/15/42    5.250      3,028,439
--------------------------------------------------------------------------------------------
  1,000  Naperville Electric Revenue
           (Pre-refunded with U.S.
           Government Securities
           to 05/01/06 @ 100)          Aa2        AA        05/01/12    5.700      1,124,080
--------------------------------------------------------------------------------------------
                                                                                  26,177,112
--------------------------------------------------------------------------------------------
INDIANA--11.30%
  1,000  Clark Pleasant Community
           School Building Corp.
           First Mortgage
           (AMBAC Insured)             Aaa        AAA       07/15/17    5.500      1,125,310
--------------------------------------------------------------------------------------------




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UBS Global Asset Management                                                    7

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- September 30, 2002

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------------------
INDIANA--(CONCLUDED)
 $6,735  Indiana Transportation
           Financing Authority
           Airport Facilities Lease                         11/01/12 to 5.500 to
           Revenue-Series A            A1         AA        11/01/17    6.250%   $ 7,085,297
--------------------------------------------------------------------------------------------
  2,000  Indianapolis Local Public
           Improvement Bond
           Bank-Transportation
           Revenue (Pre-refunded
           with U.S. Government
           Securities to
           07/01/03 @ 102)             Aa2        AA-       07/01/10    6.000      2,107,080
--------------------------------------------------------------------------------------------
  3,400  Marion County Convention
           & Recreational Facilities
           Authority Excise Tax
           Revenue-Series A
           (MBIA Insured)              Aaa        AAA       06/01/17    5.500      3,794,060
--------------------------------------------------------------------------------------------
  1,000  Purdue University Student
           Fee Revenue-Series B
           (Pre-refunded with U.S.
           Government Securities
           to 01/01/05 @ 103)          Aa2        AA        07/01/15    6.700      1,137,690
--------------------------------------------------------------------------------------------
  3,780  Wayne Township Marion
           County School Building                           01/15/15 to
           Corp.-First Mortgage        NR         A+        07/15/15    5.250      4,009,597
--------------------------------------------------------------------------------------------
                                                                                  19,259,034
--------------------------------------------------------------------------------------------
KENTUCKY--4.64%
  7,750  Boone County Pollution
           Control Revenue Dayton
           Power & Light Co.           A2         BBB       11/15/22    6.500      7,904,690
--------------------------------------------------------------------------------------------
MASSACHUSETTS--2.47%
  1,450  Massachusetts State General
           Obligation-Series D
           (MBIA Insured)              Aaa        AAA       08/01/20    5.375      1,594,638
--------------------------------------------------------------------------------------------
  2,250  Massachusetts State Health
           & Educational Facilities
           Authority Revenue
           Massachusetts Institute
           of Technology-Series K      Aaa        AAA       07/01/32    5.500      2,618,032
--------------------------------------------------------------------------------------------
                                                                                   4,212,670
--------------------------------------------------------------------------------------------
MICHIGAN--1.18%
  2,000  Delta County Economic
           Development Corp.
           Environmental Improvement
           Revenue-Series A            Baa2       BBB       04/15/27    6.250      2,004,340
--------------------------------------------------------------------------------------------




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8                                                    UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------------------
NEVADA--4.05%
 $6,750  Clark County Pollution
           Control Revenue Nevada
           Power Co. Project-Series B
           (FGIC Insured)              Aaa        AAA       06/01/19    6.600%   $ 6,909,840
--------------------------------------------------------------------------------------------
NEW JERSEY--1.37%
  2,000  New Jersey Transportation
           Trust Fund Authority
           Transportation System-
           Series A                    Aa3        AA        06/15/11    5.500      2,328,920
--------------------------------------------------------------------------------------------
NEW YORK--7.21%
  5,500  New York City Transitional
           Financing Authority
           Revenue-Future Tax
           Secured-Series B            Aa2        AA+       11/15/23    4.750      5,545,210
--------------------------------------------------------------------------------------------
  1,500  New York State Medical
           Care Facilities Finance
           Agency Revenue-Hospital
           and Nursing Homes-Series D
           (Pre-refunded with U.S.
           Government Securities
           to 02/15/03 @ 102)
           (FHA Insured)               NR         NR        02/15/31    6.600      1,532,250
--------------------------------------------------------------------------------------------
  5,000  Triborough Bridge & Tunnel
           Authority New York
           Revenue Refunding-
           Series B                    Aa3        AA-       11/15/22    5.000      5,209,500
--------------------------------------------------------------------------------------------
                                                                                  12,286,960
--------------------------------------------------------------------------------------------
NORTH CAROLINA--5.72%
  3,155  Charlotte Water & Sewer
           System Revenue-Series       AAa1       AAA       07/01/15    5.500      3,731,545
--------------------------------------------------------------------------------------------
  2,700  North Carolina Eastern
           Municipal Power Agency-
           Series A (Escrowed to
           Maturity)                   Baa3       BBB       01/01/21    6.400      3,389,634
--------------------------------------------------------------------------------------------
  1,630  North  Carolina Municipal
           Power Agency-Catawba
           Electric Revenue            Baa1       BBB+      01/01/17    6.250      1,676,520
--------------------------------------------------------------------------------------------
    920  North Carolina Municipal
           Power Agency-Catawba
           Electric Revenue
           (Pre-refunded with U.S.
           Government Securities
           to 01/01/03 @ 102)          NR         BBB+      01/01/17    6.250        949,357
--------------------------------------------------------------------------------------------
                                                                                   9,747,056
--------------------------------------------------------------------------------------------




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UBS Global Asset Management                                                    9

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- September 30, 2002

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------------------
OHIO--1.38%
 $2,000  Ohio State Water
           Development Authority
           Revenue-Fresh Water-
           Series B                                         06/01/16 to
           (FSA Insured)               Aaa        AAA       12/01/17    5.500%   $ 2,347,260
--------------------------------------------------------------------------------------------
PENNSYLVANIA--4.67%
  5,000  Northumberland County
           Authority-Guaranteed
           Lease Revenue-Mountain
           View Manor Project          NR         NR        10/01/20    7.000      5,018,150
--------------------------------------------------------------------------------------------
  2,680  Philadelphia School District-
           Series A
           (MBIA Insured)              Aaa        AAA       04/01/15    5.250      2,949,018
--------------------------------------------------------------------------------------------
                                                                                   7,967,168
--------------------------------------------------------------------------------------------
PUERTO RICO--1.63%
  2,425  Puerto Rico Public Buildings
           Authority Revenue-
           Guaranteed Government
           Facilities-Series D         Baa1       A         07/01/13    5.375      2,780,529
--------------------------------------------------------------------------------------------
RHODE ISLAND--3.70%
  6,175  Rhode Island Housing &
           Mortgage Finance Corp.
           Homeownership
           Opportunity-Series 10-A     Aa2        AA+       04/01/27    6.500      6,305,169
--------------------------------------------------------------------------------------------
SOUTH CAROLINA--3.77%
  6,290  Richland County Pollution
           Control Revenue-Union
           Camp Corp.
           Project-Series C            Baa2       BBB       11/01/20    6.550      6,422,027
--------------------------------------------------------------------------------------------
SOUTH DAKOTA--3.16%
  3,860  Lower Brule Sioux Tribe++     NR         NR        08/15/15    6.000      3,815,768
--------------------------------------------------------------------------------------------
  1,568  Standing Rock South Dakota
           New Public Housing++        NR         NR        08/07/13    6.000      1,566,305
--------------------------------------------------------------------------------------------
                                                                                   5,382,073
--------------------------------------------------------------------------------------------
TENNESSEE--1.55%
  2,500  Memphis-Shelby County
           Airport Authority-Special
           Facilities Revenue Federal
           Express Corp.               Baa2       BBB       09/01/09    5.000      2,643,525
--------------------------------------------------------------------------------------------
TEXAS--29.53%
  2,475  Alvin Independent School
           District School House-
           Series A                    Aaa        AAA       02/15/17    5.375      2,746,928
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------------------
TEXAS--(CONCLUDED)
 $4,000  Coastal Bend Health
           Facilities Development-
           Incarnate Word Health
           System (Escrowed to
           Maturity)
           (AMBAC Insured)             Aaa        AAA       01/01/17    6.300%   $ 4,122,120
--------------------------------------------------------------------------------------------
 10,000  Colorado River Texas
           Municipal Water District
           Water Revenue
           (AMBAC Insured)             Aaa        AAA       01/01/21    5.150     10,015,500
--------------------------------------------------------------------------------------------
  1,335  Eagle Mountain & Saginaw
           Independent School
           District Unlimited Tax-
           School Building             Aaa        AAA       08/15/14    5.375      1,511,847
--------------------------------------------------------------------------------------------
  2,825  Fort Worth Water &
           Sewer Revenue               Aa2        AA        02/15/16    5.625      3,237,902
--------------------------------------------------------------------------------------------
  7,530  Harris County Texas Lease++   NR         NR        05/01/20    6.750      7,547,707
--------------------------------------------------------------------------------------------
    915  Harris County Toll Road       Aaa        AAA       08/15/17    6.500        936,777
--------------------------------------------------------------------------------------------
  3,007  Houston Community
           College System Certificates
           of Participation++          NR         NR        06/15/25    7.875      3,070,214
--------------------------------------------------------------------------------------------
  2,000  Houston Refunding & Public
           Improvement-Series A        Aa3        AA-       03/01/15    5.250      2,198,400
--------------------------------------------------------------------------------------------
  3,000  Houston Water & Sewer
           System Revenue-Junior
           Lien-Series C
           (FGIC Insured)              Aaa        AAA       12/01/22    5.250      3,136,290
--------------------------------------------------------------------------------------------
  1,000  Houston Water & Sewer
           System Revenue-Prior
           Lien-Series B (Pre-refunded
           with U.S. Government
           Securities to
           12/01/02 @ 102)             Aaa        A+        12/01/14    6.375      1,027,990
--------------------------------------------------------------------------------------------
  2,350  Port Corpus Christi Industrial
           Development Corp.
           Revenue-Valero Energy
           Corp.-Series C              Baa2       BBB       04/01/18    5.400      2,308,875
--------------------------------------------------------------------------------------------
  3,200  San Antonio Electric &
           Gas-Series A                Aa1        AA        02/01/21    4.500      3,172,224
--------------------------------------------------------------------------------------------
  5,000  Texas Health Facilities
           Development Corp.-
           All Saints Episcopal
           Hospital-Series B
           (Pre-refunded with
           U.S. Government
           securities to
           8/15/03 @ 102)
           (MBIA Insured)              Aaa        AAA       08/15/22    6.250      5,306,250
--------------------------------------------------------------------------------------------
                                                                                  50,339,024
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- September 30, 2002

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)
--------------------------------------------------------------------------------------------
VIRGINIA--4.20%
 $1,050  Chesapeake Public
           Improvement                 Aa2        AA        12/01/14    5.500%   $ 1,214,346
--------------------------------------------------------------------------------------------
  5,815  Virginia Transportation
           Board-Transportation
           Contract Revenue-
           Route 28 Project            Aa1        AA+       04/01/18    6.500      5,953,397
--------------------------------------------------------------------------------------------
                                                                                   7,167,743
--------------------------------------------------------------------------------------------
WASHINGTON--4.83%
  3,035  Metropolitan Park District
           Tacoma                                           12/01/14 to
           (AMBAC Insured)             Aaa        AAA       12/01/16    6.000      3,593,402
--------------------------------------------------------------------------------------------
  4,500  Metropolitan Seattle Sewer
           Revenue-Series W
           (Pre-refunded with U.S.
           Government Securities
           to 01/01/03 @ 102)
           (MBIA Insured)              Aaa        AAA       01/01/33    6.300      4,644,630
--------------------------------------------------------------------------------------------
                                                                                   8,238,032
--------------------------------------------------------------------------------------------
Total Long-Term Municipal Bonds (cost--$218,705,475)                             231,520,185
--------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL NOTES--12.14%
--------------------------------------------------------------------------------------------
ALASKA--2.17%
  3,700  Valdez Alaska Marine
           Terminal Revenue-Exxon
           Pipeline Co. Project        P1         A1+       10/01/02    2.000*     3,700,000
--------------------------------------------------------------------------------------------
FLORIDA--0.18%
    300  Jacksonville Florida Electric
           Authority Revenue-Electric
           Systems-Series B            VMIG-1     A1+       10/01/02    2.050*       300,000
--------------------------------------------------------------------------------------------
GEORGIA--4.16%
  7,100  Municipal Electric Authority
           of Georgia                  VMIG-1     A1+       10/01/02    1.750*     7,100,000
--------------------------------------------------------------------------------------------
ILLINOIS--4.11%
  1,300  Chicago O'Hare International
           Airport Revenue American
           Airlines-Series D           P1         NR        10/01/02    2.100*     1,300,000
--------------------------------------------------------------------------------------------
  2,000  Illinois Development Finance
           Authority Revenue YMCA
           Metropolitan Chicago
           Project                     NR         A1+       10/01/02    2.000*     2,000,000
--------------------------------------------------------------------------------------------
  3,700  Illinois Health Facilities
           Authority Revenue-
           University of Chicago
           Hospitals Project-Series C
           (MBIA Insured)              VMIG-1     A1+       10/01/02    2.150*     3,700,000
--------------------------------------------------------------------------------------------
                                                                                   7,000,000
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONTINUED)
--------------------------------------------------------------------------------------------
MISSOURI--0.93%
   $300  Kansas City Industrial
           Development Authority
           Hospital Revenue
           (MBIA Insured)              VMIG-1     A1+       10/01/0     2.100%*   $  300,000
--------------------------------------------------------------------------------------------
    590  Kansas City Industrial
           Development Authority
           Hospital Revenue-
           Research Health Services
           Systems
           (MBIA Insured)              VMIG-1     A1+       10/01/02    2.100*       590,000
--------------------------------------------------------------------------------------------
    700  Missouri Development
           Finance Board Cultural
           Facilities Revenue-Nelson
           Gallery Funding-Series B
           (MBIA Insured)              VMIG-1     A1+       10/01/02    2.000*       700,000
--------------------------------------------------------------------------------------------
                                                                                   1,590,000
--------------------------------------------------------------------------------------------
OHIO--0.06%
    100  Ohio State Water
           Development Authority
           Pollution Control
           Facilities Revenue
           Refunding-Toledo
           Edison Co. Project-Series A VMIG-1     A1+       10/01/02    2.100*       100,000
--------------------------------------------------------------------------------------------
TEXAS--0.53%
    100  Angelina & Neches River
           Authority Industrial
           Development Corp.-
           Westvaco-Teec, Inc.-
           Series 1984-D               P1         NR        10/01/02    2.100*       100,000
--------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments -- September 30, 2002

PRINCIPAL                            MOODY'S      S&P
 AMOUNT                              RATING      RATING     MATURITY  INTEREST
  (000)                            (UNAUDITED) (UNAUDITED)   DATES      RATES       VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)
--------------------------------------------------------------------------------------------
TEXAS--(CONCLUDED)
   $800  Harris County Industrial
           Development Corp.
           Pollution Control Revenue   Aaa         A1+      10/01/02    2.000%*     $800,000
--------------------------------------------------------------------------------------------
                                                                                     900,000
--------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost--$20,690,000)                              20,690,000
--------------------------------------------------------------------------------------------
Total Investments (cost--$239,395,475)--147.96%                                  252,210,185
--------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(1.03)%                                    (1,756,026)
--------------------------------------------------------------------------------------------
Liquidation value of Auction Preferred Shares--(46.93%)                          (80,000,000)
--------------------------------------------------------------------------------------------
Net Assets applicable to common shareholders--100.00%                           $170,454,159
--------------------------------------------------------------------------------------------

(a) Security purchased on a when-issued basis.
+ The maturity date reflects the mandatory date bond will be put back to issuer.
++  Illiquid securities representing 9.39% of net assets.
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2002.
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Authority
FSA -- Financial Security Assurance Incorporated
MBIA -- Municipal Bond Investors Assurance









                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Statement of Assets and Liabilities-- September 30, 2002


ASSETS:
Investments in securities, at value (cost--$239,395,475)            $252,210,185
--------------------------------------------------------------------------------
Cash                                                                      71,039
--------------------------------------------------------------------------------
Interest receivable                                                    3,656,806
--------------------------------------------------------------------------------
Other assets                                                               8,591
--------------------------------------------------------------------------------
Total assets                                                         255,946,621
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      5,165,660
--------------------------------------------------------------------------------
Payable to investment advisor and administrator                          158,852
--------------------------------------------------------------------------------
Dividends payable to preferred shareholders                               69,243
--------------------------------------------------------------------------------
Accrued expenses and other liabilities                                    98,707
--------------------------------------------------------------------------------
Total liabilities                                                      5,492,462
--------------------------------------------------------------------------------
Auction Preferred Shares Series A & B-1,600 non-participating shares authorized, issued and outstanding; $0.001 par value;
  $50,000 liquidation value per share                                 80,000,000
--------------------------------------------------------------------------------
Net assets applicable to common shareholders                        $170,454,159
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common Stock--$0.001 par value; 199,998,400 shares authorized;
  10,356,667 shares issued and outstanding                           153,674,147
--------------------------------------------------------------------------------
Undistributed net investment income                                    1,868,828
--------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions             2,096,474
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                            12,814,710
--------------------------------------------------------------------------------
Net assets applicable to common shareholders                        $170,454,159
--------------------------------------------------------------------------------
Net asset value per common share ($170,454,159 applicable to
  10,356,667 common shares outstanding)                                   $16.46
--------------------------------------------------------------------------------












                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

Investment Grade Municipal Income Fund Inc.

Statement of Operations


                                                                     For the
                                                                   Year Ended
                                                                  September 30,
                                                                      2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $13,915,660
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration                                2,215,616
--------------------------------------------------------------------------------
Auction Preferred Shares expenses                                       230,459
--------------------------------------------------------------------------------
Custody and accounting                                                  147,708
--------------------------------------------------------------------------------
Professional fees                                                        58,202
--------------------------------------------------------------------------------
Reports and notices to shareholders                                      47,246
--------------------------------------------------------------------------------
Transfer agency fees                                                     21,950
--------------------------------------------------------------------------------
Directors' fees                                                           6,273
--------------------------------------------------------------------------------
Other expenses                                                           42,222
--------------------------------------------------------------------------------
                                                                      2,769,676
--------------------------------------------------------------------------------
Less: Fee waivers from investment advisor                              (307,723)
--------------------------------------------------------------------------------
Net expenses                                                          2,461,953
--------------------------------------------------------------------------------
Net investment income                                                11,453,707
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions                        2,096,508
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments       892,716
--------------------------------------------------------------------------------
Net realized and unrealized gain from investment activities           2,989,224
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                (1,215,439)
--------------------------------------------------------------------------------
Net realized gain on investments                                        (85,072)
--------------------------------------------------------------------------------
Total dividends and distributions to preferred shareholders          (1,300,511)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
  RESULTING FROM OPERATIONS                                         $13,142,420
--------------------------------------------------------------------------------







                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Statement of Changes in Net Assets Applicable to
Common Shareholders


                                                         For the Years Ended
                                                            September 30,
--------------------------------------------------------------------------------
                                                         2002           2001
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                 $11,453,707   $12,125,828
--------------------------------------------------------------------------------
Net realized gains from investment transactions         2,096,508       435,821
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation
  of investments                                          892,716     4,249,989
--------------------------------------------------------------------------------
Dividends and distributions to preferred shareholders  (1,300,511)   (3,045,659)
--------------------------------------------------------------------------------
Net increase in net assets applicable to common
  shareholders resulting from operations               13,142,420    13,765,979
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                  (9,631,700)   (9,321,000)
--------------------------------------------------------------------------------
Net realized gains on investments                        (351,091)    1,919,090)
--------------------------------------------------------------------------------
Total dividends and distributions to common
  shareholders                                         (9,982,791)  (11,240,090)
--------------------------------------------------------------------------------
Net increase in net assets applicable to common
  shareholders                                          3,159,629     2,525,889
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                     167,294,530   164,768,641
--------------------------------------------------------------------------------
End of year (including undistributed net investment
  income of $1,868,828 and $1,262,867, respectively) $170,454,159  $167,294,530
--------------------------------------------------------------------------------








                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the performance of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.




--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements


CHANGE IN ACCOUNTING PRINCIPLE

Effective as of October 1, 2000, the Fund adopted the classification requirement of EITF D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES. EITF D-98 requires that preferred shares for which redemption is outside of the Fund's control should be presented outside of net assets applicable to common shares in the statement of assets and liabilities. The redemption of the Fund's auction preferred shares is outside of the control of the Fund because they are redeemable upon the occurrence of an event that is not solely within the control of the Fund. In adopting EITF D-98, the Fund's net assets as of October 1, 2000 in the statement of changes in net assets applicable to common shareholders is restated by excluding auction preferred shares valued at $80,000,000 at that date. The adoption also resulted in dividends on auction preferred shares being reclassified from distributions on the statement of changes in net assets applicable to common shareholders to a separate line item within the statement of operations. This resulted in a decrease of $3,045,659 in the net increase in net assets applicable to common shareholders resulting from operations for the year ended September 30, 2001. As part of the adoption, per share distributions of dividends on auction preferred shares, if any, were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM"), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 2002, UBS Global AM voluntarily waived $307,723 in investment advisory and administration fees from the Fund.

COMMON STOCK

There are 199,998,400 shares of $0.001 par value common stock authorized and 10,356,667 common shares outstanding at September 30, 2002.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements


AUCTION PREFERRED SHARES

The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 1.249% to 2.300% for the year ended September 30, 2002. The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

FEDERAL TAX STATUS

For federal income tax purposes, the components of net unrealized appreciation of investments at September 30, 2002 were as follows:

Gross appreciation (investments having an excess of value
  over cost) ....................................................  $13,049,042
Gross depreciation (investments having an excess of cost
  over value) ...................................................     (234,332)
                                                                   -----------
Net unrealized appreciation of investments ......................  $12,814,710
                                                                   ===========

For the year ended September 30, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $49,724,763 and $61,189,897, respectively. The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

Distributions paid from:                                  2002           2001
                                                         -----          -----
Tax-exempt income ...............................  $10,887,019    $11,870,353
Net long-term capital gains .....................      436,163      2,501,294
                                                   -----------    -----------
Total Distributions .............................  $11,323,182    $14,371,647
                                                   ===========    ===========




--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements



FEDERAL TAX STATUS (CONCLUDED)

Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income ..................  $1,938,071
Undistributed long-term capital gains ............   2,096,474
                                                   -----------
Accumulated earnings .............................   4,034,545
Net unrealized appreciation of investments .......  12,814,710
                                                   -----------
Total accumulated earnings ....................... $16,849,255
                                                   ===========

To reflect reclassifications arising from permanent "book/tax" differences for the year ended September 30, 2002, the Fund's undistributed net investment income was decreased by $607 and accumulated net realized gains were increased by $607.








--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

Investment Grade Municipal Income Fund Inc.

Financial Highlights


Selected data for a share of common stock outstanding throughout each year is presented below:

                                                               FOR THE YEARS ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------
                                                 2002          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                          $   16.15      $   15.91      $   16.09      $   17.09      $   16.78
------------------------------------------------------------------------------------------------------------------
Net investment income                             1.11           1.17           1.18           1.17           1.19
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investment activities             0.29           0.46          (0.13)         (1.02)          0.29
------------------------------------------------------------------------------------------------------------------
Common share equivalent of
  dividends and distributions
  paid to preferred shareholders from:
Net investment income                            (0.12)         (0.23)         (0.31)         (0.25)         (0.27)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                (0.01)         (0.07)         (0.00)(1)         --            --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions paid
  to preferred shareholders                      (0.13)         (0.30)         (0.31)         (0.25)         (0.27)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from investment operations                      1.27           1.33           0.74          (0.10)          1.21
------------------------------------------------------------------------------------------------------------------
Dividends and distributions paid
  to common shareholders from:
Net investment income                            (0.93)         (0.90)         (0.90)         (0.90)         (0.90)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                (0.03)         (0.19)         (0.02)          --             --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
  to common shareholders                         (0.96)         (1.09)         (0.92)         (0.90)         (0.90)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $   16.46      $   16.15      $   15.91      $   16.09      $   17.09
------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                    $   15.60      $   15.39      $   13.75      $   13.88      $   15.94
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(2)                        7.96%         20.59%          5.90%         (7.68)%        12.21%
------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES:
------------------------------------------------------------------------------------------------------------------
Total expenses, net of
  waivers from advisor                            1.48%          1.49%          1.52%          1.52%          1.44%
------------------------------------------------------------------------------------------------------------------
Total expenses, before
  waivers from advisor                            1.67%          1.68%          1.71%          1.71%          1.62%
------------------------------------------------------------------------------------------------------------------
Net investment income
  before preferred stock dividends                6.89%          7.30%          7.48%          7.01%          7.03%
------------------------------------------------------------------------------------------------------------------
Preferred stock dividends from
  net investment income                           0.73%          1.42%          1.99%          1.50%          1.62%
------------------------------------------------------------------------------------------------------------------
Net investment income available
  to common shareholders, net
  of waivers from advisor                         6.16%          5.88%          5.49%          5.51%          5.41%
------------------------------------------------------------------------------------------------------------------
Net investment income available
  to common shareholders,
  before waivers from advisor                     5.97%          5.69%          5.30%          5.32%          5.23%
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shareholders, end of year (000's)          $ 170,454      $ 167,295      $ 164,769      $ 166,618      $ 176,983
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             21%             8%            14%             8%             0%
------------------------------------------------------------------------------------------------------------------
Asset coverage per share of
  auction preferred stock,
  end of year                                $ 156,534      $ 154,559      $ 152,980      $ 154,136      $ 160,614
------------------------------------------------------------------------------------------------------------------


(1)  Distribution equal to $0.0042 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.



--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Report of Ernst & Young LLP, Independent Auditors


To the Board of Directors and Shareholders of Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the "Fund"), including the portfolio of investments as of September 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets applicable to common shareholders and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2000, were audited by other auditors whose report dated November 22, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2002, and the results of its operations for the year then ended and the changes in its net assets applicable to common shareholders and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. As discussed in the Notes to Financial Statements, effective as of October 1, 2000 the Fund changed its method of classifying its auction preferred shares and its dividends to preferred shareholders on such auction preferred shares.


                                        /s/ Ernst & Young LLP


New York, New York
October 31, 2002




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

Investment Grade Municipal Income Fund Inc.


TAX INFORMATION (UNAUDITED)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (September 30, 2002) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that, with the exception of a net long-term capital gain distribution of $436,163, net investment income distributions of $10,887,019 paid during the fiscal year qualified as federal tax-exempt interest dividends.

The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New YorkStock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which has over $71.4 billion in assets under management as of October 31, 2002.

Effective May 20, 2002, William Veronda assumed primary responsibility for the day-to-day management of the Fund. Mr. Veronda is an Executive Director and portfolio manager of UBS Global AM. Mr. Veronda joined UBS Global AM in September 1995 and has led its municipal research group since that date. Mr. Veronda previously served as the portfolio manager for PaineWebber Municipal High Income Fund from September 1995 until March 2001.

INVESTMENT POLICY CHANGES

The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of



--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

INVESTMENT POLICY CHANGES (CONTINUED)
investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The investment policy changes became effective on April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "fundamental" investment policy; the Fund may not deviate from this 80% policy without shareholder approval. Many of the Fund's other investment policies are non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (E.G., bonds are called resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold.

In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:

PRIOR POLICIES IMPACTED BY CHANGE:

         The Fund normally invests substantially all of its assets in a diversified portfolio of long-term tax-exempt Municipal Obligations that have been rated investment grade or are unrated but have been determined to be of comparable quality by UBS Global AM. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its total assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by UBS Global AM to be of comparable quality to those that are rated investment grade. Under normal circumstances, the Fund invests at least 65% of its total assets in income-producing securities.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

Investment Grade Municipal Income Fund Inc.

INVESTMENT POLICY CHANGES (CONCLUDED)

REVISED POLICIES:

         The Fund normally invests substantially all of its assets in a diversified portfolio of long-term Municipal Obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade Municipal Obligations, the income from which is exempt from regular federal income tax. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its net assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by UBS Global AM to be of comparable quality to those that are rated investment grade.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PPM." Comparative net asset value and market price information about the Fund is published weekly in THE WALLSTREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash.Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash.
An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.



--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

DIVIDEND REINVESTMENT PLAN (CONCLUDED)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund's Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling 1-800-647 1568.

INTERESTED DIRECTORS

                                            Term of
                                          Office+ and
                             Position(s)   Length of
    Name, Address,            Held with       Time       Principal Occupation(s)
        and Age                 Fund         Served        During Past 5 Years
--------------------------------------------------------------------------------
Margo N. Alexander*++;       Director      Since 1996   Mrs. Alexander is an
55                                                      executive vice president
                                                        of UBS PaineWebber
                                                        (since March 1984). She
                                                        was chief executive
                                                        officer of UBS Global AM
                                                        from January 1995 to
                                                        October 2000, a director
                                                        (from January 1995 to
                                                        September 2001) and
                                                        chairman (from March
                                                        1999 to September 2001).

E. Garrett Bewkes, Jr.**++;  Director      Since 1996   Mr. Bewkes serves as a
75                             and                      consultant to UBS
                             Chairman                   PaineWebber (since May
                             of the                     1999). Prior to November
                             Board of                   2000, he was a Trustee
                             Directors                  of Paine Webber Group
                                                        Inc. ("PW Group,"
                                                        formerly the holding
                                                        company of UBS
                                                        PaineWebber and UBS
                                                        Global AM) and prior to
                                                        1996, he was a
                                                        consultant to PW Group.
                                                        Prior to 1988, he was
                                                        chairman of the board,
                                                        president and chief
                                                        executive officer of
                                                        American Bakeries
                                                        Company.


--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)



             Number of
     Portfolios in Fund Complex                 Other Directorships
        Overseen by Director                     Held by Director
--------------------------------------------------------------------------------
Mrs. Alexander is a director or                        None
trustee of 22 investment companies
(consisting of 43 portfolios) for
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.










Mr. Bewkes is a director or trustee      Mr. Bewkes is also a director of
of 35 investment companies               Interstate Bakeries Corporation.
(consisting of 56 portfolios) for
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.










--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


INDEPENDENT DIRECTORS

                                            Term of
                                          Office+ and
                             Position(s)   Length of
    Name, Address,            Held with       Time       Principal Occupation(s)
        and Age                 Fund         Served        During Past 5 Years
--------------------------------------------------------------------------------
Richard Q. Armstrong; 67     Director      Since 1995   Mr. Armstrong is
R.Q.A. Enterprises                                      chairman and principal
One Old Church Road -                                   of R.Q.A. Enterprises
Unit # 6                                                (management consulting
Greenwich, CT 06830                                     firm) (since April 1991
                                                        and principal occupation
                                                        since March 1995). Mr.
                                                        Armstrong was chairman
                                                        of the board, chief
                                                        executive officer and
                                                        co-owner of Adirondack
                                                        Beverages (producer and
                                                        distributor of soft
                                                        drinks and
                                                        sparkling/still waters)
                                                        (October 1993-March
                                                        1995). He was a partner
                                                        of The New England
                                                        Consulting Group
                                                        (management consulting
                                                        firm) (December
                                                        1992-September 1993). He
                                                        was managing director of
                                                        LVMH U.S. Corporation
                                                        (U.S. subsidiary of the
                                                        French luxury goods
                                                        conglomerate, Louis
                                                        Vuitton Moet Hennessey
                                                        Corporation) (1987-1991)
                                                        and chairman of its wine
                                                        and spirits subsidiary,
                                                        Schieffelin & Somerset
                                                        Company (1987-1991).

David J. Beaubien; 68        Director      Since 2001   Mr. Beaubien is chairman
101 Industrial Road                                     of Yankee Environmental
Turners Falls, MA 01376                                 Systems, Inc., a manu-
                                                        facturer of
                                                        meteorological measuring
                                                        systems. Prior to
                                                        January 1991, he was
                                                        senior vice president of
                                                        EG&G, Inc., a company
                                                        which makes and provides
                                                        a variety of scientific
                                                        and technically oriented
                                                        products and services.
                                                        From 1985 to January
                                                        1995, Mr. Beaubien
                                                        served as a director or
                                                        trustee on the boards of
                                                        the Kidder, Peabody &
                                                        Co. Incorporated mutual
                                                        funds.



--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)



             Number of
     Portfolios in Fund Complex                 Other Directorships
        Overseen by Director                     Held by Director
--------------------------------------------------------------------------------
Mr. Armstrong is a director or           Mr. Armstrong is also a director of
trustee of 22 investment companies       AlFresh Beverages Canada, Inc. (a
(consisting of 43 portfolios) for        Canadian Beverage subsidiary of
which UBS Global AM or one of its        AlFresh Foods Inc.) (since October
affiliates serves as investment          2000).
advisor, sub-advisor or manager.










Mr. Beaubien is a director or            Mr. Beaubien is also a director of
trustee of 22 investment companies       IEC Electronics, Inc., a
(consisting of 43 portfolios) for        manufacturer of electronic
which UBS Global AM or one of its        assemblies.
affiliates serves or as investment
advisor, sub-advisor or manager.









--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


INDEPENDENT DIRECTORS (CONTINUED)

                                            Term of
                                          Office+ and
                             Position(s)   Length of
    Name, Address,            Held with       Time       Principal Occupation(s)
        and Age                 Fund         Served        During Past 5 Years
--------------------------------------------------------------------------------
Richard R. Burt; 55          Director      Since 1995   Mr. Burt is chairman of
1275 Pennsylvania Ave.,                                 Diligence LLC
N.W.                                                    (international
Washington, D.C. 20004                                  information and security
                                                        firm) and IEP Advisors
                                                        (international
                                                        investments and
                                                        consulting firm). He was
                                                        the chief negotiator in
                                                        the Strategic Arms
                                                        Reduction Talks with the
                                                        former Soviet Union
                                                        (1989-1991) and the U.S.
                                                        Ambassador to the
                                                        Federal Republic of
                                                        Germany (1985-1989).
                                                        From 1991-1994, he
                                                        served as a partner of
                                                        McKinsey & Company
                                                        (management consulting
                                                        firm).

Meyer Feldberg; 60           Director      Since 1992   Mr. Feldberg is Dean and
Columbia University                                     Professor of Management
101 Uris Hall                                           of the Graduate School
New York, New York                                      of Business, Columbia
10027                                                   University. Prior to
                                                        1989, he was president
                                                        of the Illinois
                                                        Institute of Technology.

George W. Gowen; 73          Director      Since 1996   Mr. Gowen is a partner
666 Third Avenue                                        in the law firm of
New York, New York                                      Dunnington, Bartholow &
10017                                                   Miller. Prior to May
                                                        1994, he was a partner
                                                        in the law firm of
                                                        Fryer, Ross & Gowen.

William W. Hewitt, Jr.***;   Director      Since 2001   Mr. Hewitt is retired.
74                                                      From 1990 to January
c/o UBS Global Asset                                    1995, Mr. Hewitt served
Management (US) Inc.                                    as a director or trustee
51 West 52nd Street                                     on the boards of the
New York, New York                                      Kidder, Peabody & Co.
10019-6114                                              Incorporated mutual
                                                        funds. From 1986-1988,
                                                        he was an executive vice
                                                        president and director
                                                        of mutual funds,
                                                        insurance and trust
                                                        services of Shearson
                                                        Lehman Brothers Inc.
                                                        From 1976-1986, he was
                                                        president of Merrill
                                                        Lynch Funds Distributor,
                                                        Inc.

Morton L. Janklow; 72        Director      Since 2001   Mr. Janklow is senior
445 Park Avenue                                         partner of Janklow &
New York, New York                                      Nesbit Associates, an
10022                                                   international literary
                                                        agency representing
                                                        leading authors in their
                                                        relationships with
                                                        publishers and motion
                                                        picture, television and
                                                        multi-media companies,
                                                        and of counsel to the
                                                        law firm of Janklow &
                                                        Ashley.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)



             Number of
     Portfolios in Fund Complex                 Other Directorships
        Overseen by Director                     Held by Director
--------------------------------------------------------------------------------
Mr. Burt is a director or trustee        Mr. Burt is also a director of
of 22 investment companies               Hollinger International, Inc.
(consisting of 43 portfolios) for        (publishing), The Central European
which UBS Global AM or one of its        Fund, Inc., The Germany Fund, Inc.,
affiliates serves as investment          IGT, Inc. (provides technology to
advisor, sub-advisor or manager.         gaming and wagering industry)
                                         (since July 1999) and chairman of
                                         Weirton Steel Corp. (makes and
                                         finishes steel products) (since
                                         April 1996). He is also a director
                                         or trustee of funds in the Scudder
                                         Mutual Funds Family (consisting of
                                         47 portfolios).





Dean Feldberg is a director or           Dean Feldberg is also a director of
trustee of 35 investment companies       Primedia Inc. (publishing),
(consisting of 56 portfolios) for        Federated Department Stores, Inc.
which UBS Global AM or one of its        (operator of department stores),
affiliates serves as investment          Revlon, Inc. (cosmetics), Select
advisor, sub-advisor or manager.         Medical Inc. (healthcare services)
                                         and SAPPI, Ltd. (producer of
                                         paper).

Mr. Gowen is a director or trustee       None
of 35 investment companies
(consisting of 56 portfolios) for
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Hewitt is a director or trustee      Mr. Hewitt is also a d Guardian
of 22 investment companies               Life Insurance Company Mutual Funds
(consisting of 43 portfolios) for        (consisting of 19 portfolios).
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.





Mr. Janklow is a director or              None
trustee of 22 investment companies
(consisting of 43 portfolios) for
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


INDEPENDENT DIRECTORS (CONCLUDED)

                                            Term of
                                          Office+ and
                             Position(s)   Length of
    Name, Address,            Held with       Time       Principal Occupation(s)
        and Age                 Fund         Served        During Past 5 Years
--------------------------------------------------------------------------------
Frederic V. Malek; 65        Director      Since 1996   Mr. Malek is chairman of
1455 Pennsylvania Avenue,                               Thayer Capital Partners
N.W.                                                    (merchant bank) and
Suite 350                                               chairman of Thayer Hotel
Washington, D.C.                                        Investors III, Thayer
20004                                                   Hotel Investors II and
                                                        Lodging Opportunities
                                                        Fund (hotel investment
                                                        partnerships). From
                                                        January 1992 to November
                                                        1992, he was campaign
                                                        manager of Bush-Quayle
                                                        '92. From 1990 to 1992,
                                                        he was vice chairman
                                                        and, from 1989 to 1990,
                                                        he was president of
                                                        Northwest Airlines Inc.
                                                        and NWA Inc. (holding
                                                        company of Northwest
                                                        Airlines Inc.). Prior to
                                                        1989, he was employed by
                                                        the Marriott Corporation
                                                        (hotels, restaurants,
                                                        airline catering and
                                                        contract feeding), where
                                                        he most recently was an
                                                        executive vice president
                                                        and president of
                                                        Marriott Hotels and
                                                        Resorts.

Carl W. Schafer; 66          Director      Since 1996   Mr. Schafer is president
66 Witherspoon Street                                   of the Atlantic
#1100                                                   Foundation (charitable
Princeton,  NJ  08542                                   foundation). Prior to
                                                        January 1993, he was
                                                        chairman of the
                                                        Investment Advisory
                                                        Committee of the Howard
                                                        Hughes Medical
                                                        Institute.

William D. White; 68         Director      Since 2001   Mr. White is retired.
P.O. Box 199                                            From February 1989
Upper Black Eddy, PA                                    through March 1994, he
18972                                                   was president of the
                                                        National League of
                                                        Professional Baseball
                                                        Clubs. Prior to 1989, he
                                                        was a television
                                                        sportscaster for
                                                        WPIX-TV, New York. Mr.
                                                        White served on the
                                                        Board of Directors of
                                                        Centel from 1989 to 1993
                                                        and until recently on
                                                        the board of directors
                                                        of Jefferson Banks
                                                        Incorporated,
                                                        Philadelphia, PA.



--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)



             Number of
     Portfolios in Fund Complex                 Other Directorships
        Overseen by Director                     Held by Director
--------------------------------------------------------------------------------
Mr. Malek is a director or trustee       Mr. Malek is also a director of
of 22 investment companies               Aegis Communications, Inc.
(consisting of 43 portfolios) for        (tele-services), American
which UBS Global AM or one of its        Management Systems, Inc.
affiliates serves as investment          (management consulting and computer
advisor, sub-advisor or manager.         related services), Automatic Data
                                         Processing, Inc. (computing
                                         services), CB Richard Ellis, Inc.
                                         services), FPL Group, Inc. (elect
                                         Manor Care, Inc. (health care), a
                                         Airlines Inc.





Mr. Schafer is a director or             Mr. Schafer is also a director of
trustee of 22 investment companies       Labor Ready, Inc. (temporary
(consisting of 43 portfolios) for        employment), Roadway Corp.
which UBS Global AM or one of its        (trucking), Guardian Life Insurance
affiliates serves as investment          Company Mutual Funds (consisting of
advisor, sub-advisor or manager.         19 portfolios), the Harding,
                                         Loevner Funds (consisting of 4
                                         portfolios), E.I.I. Realty
                                         Securities Trust (investment
                                         company) and Frontier Oil
                                         Corporation.


Mr. White is a director or trustee       None
of 22 investment companies
(consisting of 43 portfolios) for
which UBS Global AM or one of its
affiliates serves as investment
advisor, sub-advisor or manager.





--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


OFFICERS

                                            Term of      Principal Occupation(s)
                                          Office+ and      During Past 5 Years
                            Position(s)    Length of     Number of Portfolios in
    Name, Address,           Held with        Time       Fund Complex For Which
        and Age                Fund          Served     Person Serves as Officer
--------------------------------------------------------------------------------
Thomas Disbrow**;         Vice President   Since 2000   Mr. Disbrow is a
36                         and Assistant                director and a senior
                             Treasurer                  manager of the mutual
                                                        fund finance department
                                                        of UBS Global AM. Prior
                                                        to November 1999, he was
                                                        a vice president of
                                                        Zweig/Glaser Advisers.
                                                        Mr. Disbrow is a vice
                                                        president and assistant
                                                        treasurer of 22
                                                        investment companies
                                                        (consisting of 43
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.

Amy R. Doberman**;        Vice President   Since 2000   Ms. Doberman is a
40                        and Secretary                 managing director and
                                                        general counsel of UBS
                                                        Global AM. From December
                                                        1997 through July 2000,
                                                        she was general counsel
                                                        of Aeltus Investment
                                                        Management, Inc. Prior
                                                        to working at Aeltus,
                                                        Ms. Doberman was
                                                        assistant chief counsel
                                                        of the SEC's Division of
                                                        Investment Management.
                                                        Ms. Doberman is vice
                                                        president and secretary
                                                        of UBS Supplementary
                                                        Trust and a vice
                                                        president and secretary
                                                        of 24 investment
                                                        companies (consisting of
                                                        81 portfolios) and vice
                                                        president and assistant
                                                        secretary of one
                                                        investment company
                                                        (consisting of 2
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.





--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


OFFICERS (CONTINUED)

                                            Term of      Principal Occupation(s)
                                          Office+ and      During Past 5 Years
                            Position(s)    Length of     Number of Portfolios in
    Name, Address,           Held with        Time       Fund Complex For Which
        and Age                Fund          Served     Person Serves as Officer
--------------------------------------------------------------------------------
Elbridge T. Gerry III**;   Vice President  Since 1996   Mr. Gerry is a managing
45                                                      director-- fixed income
                                                        of UBS Global AM. Mr.
                                                        Gerry is a vice
                                                        president of 6
                                                        investment companies
                                                        (consisting of 11
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.

David M. Goldenberg**;     Vice President  Since 2002   Mr. Goldenberg is an
36                         and Assistant                executive director and
                             Secretary                  deputy general counsel
                                                        of UBS Global AM. From
                                                        2000-2002 he was
                                                        director, legal affairs
                                                        at Lazard Asset
                                                        Management. Mr.
                                                        Goldenberg was global
                                                        director of compliance
                                                        for SSB Citi Asset
                                                        Management Group from
                                                        1998-2000. He was
                                                        associate general
                                                        counsel at Smith Barney
                                                        Asset Management from
                                                        1996-1998. Prior to
                                                        working at Smith Barney
                                                        Asset Management, Mr.
                                                        Goldenberg was branch
                                                        chief and senior counsel
                                                        in the SEC's Division of
                                                        Investment Management.
                                                        Mr. Goldenberg is a vice
                                                        president and assistant
                                                        secretary of UBS
                                                        Supplementary Trust,
                                                        vice president and
                                                        assistant secretary of
                                                        24 investment companies
                                                        (consisting of 81
                                                        portfolios) and a vice
                                                        president and secretary
                                                        of one investment
                                                        company (consisting of 2
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


OFFICERS (CONTINUED)

                                            Term of      Principal Occupation(s)
                                          Office+ and      During Past 5 Years
                            Position(s)    Length of     Number of Portfolios in
    Name, Address,           Held with        Time       Fund Complex For Which
        and Age                Fund          Served     Person Serves as Officer
--------------------------------------------------------------------------------
Kevin J. Mahoney**;       Vice President   Since 1999   Mr. Mahoney is a
37                        and Assistant                 director and a senior
                            Treasurer                   manager of the mutual
                                                        fund finance department
                                                        of UBS Global AM. Prior
                                                        to April 1999, he was
                                                        the manager of the
                                                        mutual fund internal
                                                        control group of Salomon
                                                        Smith Barney. Mr.
                                                        Mahoney is a vice
                                                        president and assistant
                                                        treasurer of 22
                                                        investment companies
                                                        (consisting of 43
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.

Paul H. Schubert**; 39    Vice President   Since 1994   Mr. Schubert is an
                          and Treasurer                 executive director and
                                                        head of the mutual fund
                                                        finance department of
                                                        UBS Global AM. Mr.
                                                        Schubert is treasurer
                                                        and principal accounting
                                                        officer of UBS
                                                        Supplementary Trust and
                                                        two investment companies
                                                        (consisting of 38
                                                        portfolios) and a vice
                                                        president and treasurer
                                                        of 22 investment
                                                        companies (consisting of
                                                        43 portfolios) and
                                                        treasurer and chief
                                                        financial officer of one
                                                        investment company
                                                        (consisting of 2
                                                        portfolios) for which
                                                        UBS Global AM, or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.





--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)


OFFICERS (CONCLUDED)

                                            Term of      Principal Occupation(s)
                                          Office+ and      During Past 5 Years
                            Position(s)    Length of     Number of Portfolios in
    Name, Address,           Held with        Time       Fund Complex For Which
        and Age                Fund          Served     Person Serves as Officer
--------------------------------------------------------------------------------
Brian M. Storms**; 48        President     Since 2000   Mr. Storms is chief
                                                        executive officer (since
                                                        July 2002), director and
                                                        president of UBS Global
                                                        AM (since March 1999).
                                                        He is also chief
                                                        executive officer (since
                                                        July 2002), a member of
                                                        the board of directors
                                                        and president of UBS
                                                        Global AM (Americas) and
                                                        UBS Global Asset
                                                        Management (New York)
                                                        Inc. (since October
                                                        2001). Mr. Storms was
                                                        chief executive officer
                                                        of UBS Global AM from
                                                        October 2000 to
                                                        September 2001 and chief
                                                        operating officer
                                                        (2001-2002). He was
                                                        chief operating officer
                                                        of UBS Global AM
                                                        (Americas) and UBS
                                                        Global AM (New York)
                                                        from September 2001 to
                                                        July 2002. He was a
                                                        director or trustee of
                                                        several investment
                                                        companies in the UBS
                                                        Family of Funds
                                                        (1999-2001). He was
                                                        president of Prudential
                                                        Investments (1996-1999).
                                                        Prior to joining
                                                        Prudential Investments
                                                        he was a managing
                                                        director at Fidelity
                                                        Investments. Mr. Storms
                                                        is president and trustee
                                                        of UBS Supplementary
                                                        Trust and of two
                                                        investment companies
                                                        (consisting of 38
                                                        portfolios) and
                                                        president of 22
                                                        investment companies
                                                        (consisting of 43
                                                        portfolios) and trustee
                                                        and chairman of one
                                                        investment company
                                                        (consisting of 2
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.

Keith A. Weller**; 41     Vice  President  Since 1995   Mr. Weller is a director
                           and Assistant                and senior associate
                            Secretary                   general counsel of UBS
                                                        Global AM. Mr. Weller is
                                                        a vice president and
                                                        assistant secretary of
                                                        22 investment companies
                                                        (consisting of 43
                                                        portfolios) for which
                                                        UBS Global AM or one of
                                                        its affiliates serves as
                                                        investment advisor,
                                                        sub-advisor or manager.

----------
* This person's business address is 1285 Avenue of the Americas, New York, New York 10019-5028.
** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
*** Address for mailing purposes only.
+ Each Director serves until the next annual meeting of shareholders or until his or her successor is elected or qualified. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   39

                 (This page has been left blank intentionally.)

DIRECTORS

E. Garrett Bewkes, Jr.                  George W. Gowen
CHAIRMAN                                William W. Hewitt, Jr.
Margo N. Alexander                      Morton L. Janklow
Richard Q. Armstrong                    Frederic V. Malek
David J. Beaubien                       Carl W. Schafer
Richard R. Burt                         William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                         Paul H. Schubert
PRESIDENT                               VICE PRESIDENT AND TREASURER
Amy R. Doberman                         Elbridge T. Gerry III
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT




INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

(C) 2002 UBS GLOBAL ASSET MANAGEMENT (US) INC.
    ALL RIGHTS RESERVED.

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       UBS GLOBAL ASSET MANAGEMENT (US) INC.
       51 West 52nd Street
       New York, New York 10019-6114